EXHIBIT 99

HSBC Finance Corporation

Quarterly Financial Supplement — September 30, 2006

HSBC Finance Corporation

Basis of Reporting

Non-GAAP Financial Measures

This Quarterly Financial Supplement includes financial information which is presented on a non-GAAP basis as discussed below. Information included in this Quarterly Financial Supplement is intended to supplement and should not be considered a substitute for owned basis reporting. This Quarterly Financial Supplement should be read in conjunction with the owned basis information reported in our Quarterly Report on Form 10-Q.

See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.

Managed basis reporting We have historically monitored our operations and evaluated trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and remain on our balance sheet. This is because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations and make certain decisions about allocating resources such as capital on a managed basis.

When reporting on a managed basis, net interest income, provision for credit losses and fee income related to receivables securitized are reclassified from securitization related revenue in our owned statement of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.

Debt analysts, rating agencies and fixed income investors have also historically evaluated our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables such investors and other interested parties to better understand the performance and quality of our entire loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios. As the level of our securitized receivables have fallen over time, managed basis and owned basis results have now largely converged. As a result, we currently anticipate that we will not furnish managed basis Quarterly Financial Supplements after this Form 8-K relating to the third quarter 2006. We also now report “Management Basis” results (a non-GAAP financial measure) in Reports on Form 8-K on an IFRSs basis with our quarterly results. Management Basis reporting, in addition to managed basis adjustments, assumes the private label and real estate secured receivables transferred to HBUS have not been sold and remain on balance sheet. As we continue to manage and service receivables sold to HBUS, we make decisions about allocating certain resources, such as employees, on a Management Basis.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS

Three Months

	Three Months Ended			% Change from Prior
	9/30/06	6/30/06	9/30/05	Qtr.	Year

		(dollars are in millions)

Finance and other interest income	$4,535	$4,311	$3,402	5.2%	33.3%
Interest expense:
HSBC affiliates	283	173	222	63.6	27.5
Non-affiliates	1,650	1,589	1,017	3.8	62.2

Net interest income	2,602	2,549	2,163	2.1	20.3
Provision for credit losses	1,384	1,248	1,361	10.9	1.7

Net interest income after provision for credit losses	1,218	1,301	802	(6.4)	51.9

Other revenues:
Securitization related revenue	24	51	41	(52.9)	(41.5)
Insurance revenue	280	226	274	23.9	2.2
Investment income	31	34	33	(8.8)	(6.1)
Derivative income (expense)	68	(7)	(53)	100+	100+
Fee income	559	442	439	26.5	27.3
Enhancement services revenue	129	130	71	(.8)	81.7
Taxpayer financial services revenue	4	20	(1)	(80.0)	100+
Gain on receivable sales to HSBC affiliates	101	97	99	4.1	2.0
Servicing and other fees from HSBC affiliates	121	116	109	4.3	11.0
Other income	48	90	135	(46.7)	(64.4)

Total other revenues	1,365	1,199	1,147	13.8	19.0

Costs and expenses:
Salaries and employee benefits	571	564	513	1.2	11.3
Sales incentives	94	98	117	(4.1)	(19.7)
Occupancy and equipment expenses	78	79	83	(1.3)	(6.0)
Other marketing expenses	197	176	196	11.9	.5
Other servicing and administrative expenses	318	246	194	29.3	63.9
Support services from HSBC affiliates	261	270	226	(3.3)	15.5
Amortization of intangibles	63	63	90	—	(30.0)
Policyholders’ benefits	123	107	109	15.0	12.8

Total costs and expenses	1,705	1,603	1,528	6.4	11.6

Income before income tax expense	878	897	421	(2.1)	100+
Income tax expense	327	329	140	(.6)	100+

Net income	$551	$568	$281	(3.0)%	96.1%

Securitization Related Revenue

	Three Months Ended
	9/30/06	6/30/06	9/30/05

	(in millions)

Net initial gains(1)	$—	$—	$—
Net replenishment gains(1)	4	4	38
Servicing revenue and excess spread	20	47	3

Total	$24	$51	$41

(1)	Net of our estimate of probable credit losses under the recourse provisions.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS

Nine Months

	Nine Months Ended
	9/30/06	9/30/05	% Change

	(dollars are in millions)

Finance and other interest income	$12,933	$9,491	36.3%
Interest expense:
HSBC affiliates	609	507	20.1
Non-affiliates	4,709	2,898	62.5

Net interest income	7,615	6,086	25.1
Provision for credit losses	3,498	3,233	8.2

Net interest income after provision for credit losses	4,117	2,853	44.3

Other revenues:
Securitization related revenue	146	180	(18.9)
Insurance revenue	779	809	(3.7)
Investment income	99	99	—
Derivative income	118	283	(58.3)
Fee income	1,393	1,099	26.8
Enhancement services revenue	363	201	80.6
Taxpayer financial services revenue	258	260	(.8)
Gain on receivable sales to HSBC affiliates	283	308	(8.1)
Servicing and other fees from HSBC affiliates	355	329	7.9
Other income	221	250	(11.6)

Total other revenues	4,015	3,818	5.2

Costs and expenses:
Salaries and employee benefits	1,716	1,536	11.7
Sales incentives	272	289	(5.9)
Occupancy and equipment expenses	240	252	(4.8)
Other marketing expenses	546	561	(2.7)
Other servicing and administrative expenses	847	680	24.6
Support services from HSBC affiliates	783	652	20.1
Amortization of intangibles	206	280	(26.4)
Policyholders’ benefits	348	347	.3

Total costs and expenses	4,958	4,597	7.9

Income before income tax expense	3,174	2,074	53.0
Income tax expense	1,167	695	67.9

Net income	$2,007	$1,379	45.5%

Securitization Related Revenue

	Nine Months Ended
	9/30/06	9/30/05

	(in millions)

Net initial gains(1)	$—	$—
Net replenishment gains(1)	23	135
Servicing revenue and excess spread	123	45

Total	$146	$180

(1)	Net of our estimate of probable credit losses under the recourse provisions.

HSBC Finance Corporation

RECEIVABLES ANALYSIS

End-of-Period Receivables

				% Change from
				Prior
	9/30/06	6/30/06	9/30/05	Qtr.	Year

		(dollars are in millions)

Owned receivables:
Real estate secured	$95,241	$93,893	$78,130	1.4%	21.9%
Auto finance	12,182	11,723	10,137	3.9	20.2
MasterCard/Visa	25,856	24,959	18,974	3.6	36.3
Private label	2,431	2,522	2,777	(3.6)	(12.5)
Personal non-credit card	21,034	20,664	18,484	1.8	13.8
Commercial and other	185	198	220	(6.6)	(15.9)

Total owned receivables	156,929	153,959	128,722	1.9	21.9

Receivables serviced with limited recourse:
Auto finance	479	693	1,474	(30.9)	(67.5)
MasterCard/Visa	500	750	3,615	(33.3)	(86.2)
Personal non-credit card	295	468	1,670	(37.0)	(82.3)

Total receivables serviced with limited recourse	1,274	1,911	6,759	(33.3)	(81.2)

Managed receivables:(1)
Real estate secured	95,241	93,893	78,130	1.4	21.9
Auto finance	12,661	12,416	11,611	2.0	9.0
MasterCard/Visa	26,356	25,709	22,589	2.5	16.7
Private label	2,431	2,522	2,777	(3.6)	(12.5)
Personal non-credit card(2)	21,329	21,132	20,154	.9	5.8
Commercial and other	185	198	220	(6.6)	(15.9)

Total managed receivables	$158,203	$155,870	$135,481	1.5%	16.8%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information.

(2)	Personal non-credit card receivables are comprised of the following:

	9/30/06	6/30/06	9/30/05

	(in millions)

Domestic personal unsecured	$13,478	$12,943	$11,571
Union Plus personal unsecured	252	267	374
Personal homeowner loans	4,319	4,334	4,360
Foreign unsecured	3,280	3,588	3,849

Total	$21,329	$21,132	$20,154

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)

Revenues, Average Interest-Earning Assets and Net Interest Income

Three Months

	Three Months Ended						% Change from Prior
	9/30/06	(2)	6/30/06	(2)	9/30/05	(2)	Qtr.	Year

	(dollars are in millions)

Finance and other interest income	$4,597	11.48%	$4,413	11.34%	$3,671	10.89%	4.2%	25.2%
Interest expense	1,958	4.89	1,797	4.62	1,331	3.95	9.0	47.1

Net interest income	2,639	6.59%	2,616	6.72%	2,340	6.94%	.9	12.8
Provision for credit losses	1,384		1,219		1,338		13.5	3.4

Net interest income after provision for credit losses	$1,255		$1,397		$1,002		(10.2)%	25.2%

Other revenues:
Insurance revenue	$280		$226		$274		23.9%	2.2%
Investment income	31		34		33		(8.8)	(6.1)
Fee income	575		468		497		22.9	15.7
Securitization related revenue	(29)		(71)		(217)		(59.2)	(86.6)
Derivative income (expense)	68		(7)		(53)		100+	100+
Enhancement services revenue	129		130		71		(.8)	81.7
Taxpayer financial services revenue	4		20		(1)		(80.0)	100+
Gain on receivable sales to HSBC
affiliates	101		97		99		4.1	2.0
Servicing and other fees from HSBC affiliates	121		116		109		4.3	11.0
Other income	48		90		135		(46.7)	(64.4)

Total other revenues	$1,328		$1,103		$947		20.4%	40.2%

Average managed receivables
Real estate secured	$94,864		$91,347		$74,369		3.9%	27.6%
Auto finance	12,543		12,222		11,230		2.6	11.7
MasterCard/Visa	26,170		25,476		22,536		2.7	16.1
Private label	2,499		2,510		2,840		(.4)	(12.0)
Personal non-credit card	21,313		20,979		19,944		1.6	6.9
Commercial and other	188		202		234		(6.9)	(19.7)
Purchase accounting fair value adjustments	(14)		14		116		(100+ )	(100+ )

Average managed receivables	$157,563		$152,750		$131,269		3.2%	20.0%
Average noninsurance investments	1,941		2,189		2,868		(11.3)	(32.3)
Other interest-earning assets	711		702		680		1.3	4.6

Average managed interest-earning assets	$160,215		$155,641		$134,817		2.9%	18.8%

Selected Financial Ratios:
Return on average managed assets	1.26%		1.34%		.75%		(6.0)%	68.0%
Efficiency ratio	41.16		41.42		44.65		.6	7.8
Net interest margin	6.59		6.72		6.94		(1.9)	(5.0)
Risk adjusted revenue	6.88		6.88		7.47		—	(7.9)

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)

Revenues, Average Interest-Earning Assets and Net Interest Income

Nine Months

	Nine Months Ended
	9/30/06	(2)	9/30/05	(2)	% Change

	(dollars are in millions)

Finance and other interest income	$13,241	11.35%	$10,550	10.81%	25.5%
Interest expense	5,419	4.64	3,706	3.80	46.2

Net interest income	7,822	6.71%	6,844	7.01%	14.3
Provision for credit losses	3,477		3,292		5.6

Net interest income after provision for credit losses	$4,345		$3,552		22.3%

Other revenues:
Insurance revenue	$779		$809		(3.7)%
Investment income	99		99		—
Fee income	1,465		1,322		10.8
Securitization related revenue	(154)		(742)		(79.2)
Derivative income	118		283		(58.3)
Enhancement services revenue	363		201		80.6
Taxpayer financial services revenue	258		260		(.8)
Gain on receivable sales to HSBC affiliates	283		308		(8.1)
Servicing and other fees from HSBC affiliates	355		329		7.9
Other income	221		250		(11.6)

Total other revenues	$3,787		$3,119		21.4%

Average managed receivables
Real estate secured	$90,959		$70,383		29.2%
Auto finance	12,258		10,658		15.0
MasterCard/Visa	25,707		22,177		15.9
Private label	2,504		3,028		(17.3)
Personal non-credit card	21,006		19,833		5.9
Commercial and other	199		267		(25.5)
Purchase accounting fair value adjustments	15		151		(90.1)

Average managed receivables	$152,648		$126,497		20.7%
Average noninsurance investments	2,192		2,966		(26.1)
Other interest-earning assets	702		673		4.3

Average managed interest-earning assets	$155,542		$130,136		19.5%

Selected Financial Ratios:
Return on average managed assets	1.57%		1.26%		24.6%
Efficiency ratio	40.94		44.20		7.4
Net interest margin	6.71		7.01		(4.3)
Risk adjusted revenue	7.17		7.45		(3.8)

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized.

HSBC Finance Corporation

CREDIT QUALITY/CREDIT LOSS RESERVES — MANAGED BASIS(1)

Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	9/30/06	6/30/06	9/30/05

Real estate secured	2.98%	2.52%	2.51%
Auto finance	2.67	2.43	2.67
MasterCard/Visa	4.48	4.10	4.13
Private label	5.61	5.42	5.22
Personal non-credit card	9.74	9.00	9.36

Total	4.16%	3.70%	3.87%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	9/30/06	6/30/06	9/30/05

Real estate secured	.98%	.97%	.75%
Auto finance	4.00	2.73	4.41
MasterCard/Visa	5.49	5.73	6.11
Private label	5.65	5.29	5.35
Personal non-credit card	7.82	7.97	8.15

Total	2.97%	2.94%	3.21%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	1.11%	1.04%	.88%

Credit Loss Reserves

	9/30/06	6/30/06	9/30/05

	(in millions)

Reserves for managed receivables at beginning of quarter	$4,740	$4,629	$4,281
Provision for credit losses	1,384	1,219	1,338
Charge-offs	(1,369)	(1,282)	(1,185)
Recoveries	201	161	133
Other, net	(10)	13	4

Reserves for managed receivables at end of quarter	$4,946	$4,740	$4,571

Reserves as a percent of managed receivables	3.13%	3.04%	3.37%

Nonperforming Assets

	9/30/06	6/30/06	9/30/05

	(in millions)

Nonaccrual managed receivables	$4,183	$3,675	$3,541
Accruing managed receivables 90 or more days delinquent	842	770	604
Renegotiated commercial loans	1	1	—

Total nonperforming managed receivables	5,026	4,446	4,145
Real estate owned	740	620	462

Total nonperforming assets	$5,766	$5,066	$4,607

Managed credit loss reserves as a percent of nonperforming managed receivables	98.4%	106.6%	110.3%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Revenues, Average Interest-Earning Assets and Net Interest Income

Three Months

	Three Months Ended 9/30/06			Three Months Ended 6/30/06			Three Months Ended 9/30/05
		Serviced with			Serviced with			Serviced with
		Limited			Limited			Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

				(Dollars are in millions)

Finance and other interest income	$4,535	$62	$4,597	$4,311	$102	$4,413	$3,402	$269	$3,671
Interest expense	1,933	25	1,958	1,762	35	1,797	1,239	92	1,331

Net interest income	2,602	37	2,639	2,549	67	2,616	2,163	177	2,340
Provision for credit losses	1,384	—	1,384	1,248	(29)	1,219	1,361	(23)	1,338

Net interest income after provision for credit losses	$1,218	$37	$1,255	$1,301	$96	$1,397	$802	$200	$1,002
Other revenues:
Securitization related revenue	$24	$(53)	$(29)	$51	$(122)	$(71)	$41	$(258)	$(217)
Insurance revenue	280	—	280	226	—	226	274	—	274
Investment income	31	—	31	34	—	34	33	—	33
Fee income	559	16	575	442	26	468	439	58	497
Derivative income (expense)	68	—	68	(7)	—	(7)	(53)	—	(53)
Enhancement services revenue	129	—	129	130	—	130	71	—	71
Taxpayer financial services revenue	4	—	4	20	—	20	(1)	—	(1)
Gain on receivable sales to HSBC affiliates	101	—	101	97	—	97	99	—	99
Servicing and other fees from HSBC affiliates	121	—	121	116	—	116	109	—	109
Other income	48	—	48	90	—	90	135	—	135

Total other revenues	$1,365	$(37)	$1,328	$1,199	$(96)	$1,103	$1,147	$(200)	$947
Average receivables:
Real estate secured	$94,864	$—	$94,864	$91,347	$—	$91,347	$74,369	$—	$74,369
Auto finance	11,960	583	12,543	11,419	803	12,222	9,585	1,645	11,230
MasterCard/Visa	25,637	533	26,170	24,224	1,252	25,476	18,442	4,094	22,536
Private label	2,499	—	2,499	2,510	—	2,510	2,840	—	2,840
Personal non-credit card	20,936	377	21,313	20,414	565	20,979	17,904	2,040	19,944
Commercial and other	188	—	188	202	—	202	234	—	234
Purchase accounting fair value adjustments	(14)	—	(14)	14	—	14	116	—	116

Average receivables	$156,070	$1,493	$157,563	$150,130	$2,620	$152,750	$123,490	$7,779	$131,269
Average noninsurance investments	1,941	—	1,941	2,189	—	2,189	2,868	—	2,868
Other interest-earning assets	711	—	711	702	—	702	680	—	680

Average interest-earning assets	$158,722	$1,493	$160,215	$153,021	$2,620	$155,641	$127,038	$7,779	$134,817
Net interest income as a percentage of average interest-earning assets	6.56%	9.91%	6.59%	6.66%	10.23%	6.72%	6.81%	9.10%	6.94%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization related revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Revenues, Average Interest-Earning Assets and Net Interest Income

Nine Months

	Nine Months Ended 9/30/06			Nine Months Ended 9/30/05
		Serviced with			Serviced
		Limited			with Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)

Finance and other interest income	$12,933	$308	$13,241	$9,491	$1,059	$10,550
Interest expense	5,318	101	5,419	3,405	301	3,706

Net interest income	7,615	207	7,822	6,086	758	6,844
Provision for credit losses	3,498	(21)	3,477	3,233	59	3,292

Net interest income after provision for credit losses	$4,117	$228	$4,345	$2,853	$699	$3,552
Other revenues:
Securitization related revenue	$146	$(300)	$(154)	$180	$(922)	$(742)
Insurance revenue	779	—	779	809	—	809
Investment income	99	—	99	99	—	99
Fee income	1,393	72	1,465	1,099	223	1,322
Derivative income	118	—	118	283	—	283
Enhancement services revenue	363	—	363	201	—	201
Taxpayer financial services revenue	258	—	258	260	—	260
Gain on receivable sales to HSBC affiliates	283	—	283	308	—	308
Servicing and other fees from HSBC affiliates	355	—	355	329	—	329
Other income	221	—	221	250	—	250

Total other revenues	$4,015	$(228)	$3,787	$3,818	$(699)	$3,119
Average receivables:
Real estate secured	$90,959	$—	$90,959	$70,353	$30	$70,383
Auto finance	11,437	821	12,258	8,625	2,033	10,658
MasterCard/Visa	24,575	1,132	25,707	16,716	5,461	22,177
Private label	2,504	—	2,504	3,028	—	3,028
Personal non-credit card	20,420	586	21,006	17,069	2,764	19,833
Commercial and other	199	—	199	267	—	267
Purchase accounting fair value adjustments	15	—	15	151	—	151

Average receivables	$150,109	$2,539	$152,648	$116,209	$10,288	$126,497
Average noninsurance investments	2,192	—	2,192	2,966	—	2,966
Other interest-earning assets	702	—	702	673	—	673

Average interest-earning assets	$153,003	$2,539	$155,542	$119,848	$10,288	$130,136
Net interest income as a percentage of average interest-earning assets	6.64%	10.87%	6.71%	6.77%	9.82%	7.01%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization related revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Selected Financial Ratios

	Three Months Ended			Nine Months Ended
	9/30/06	6/30/06	9/30/05	9/30/06	9/30/05

	(dollars are in millions)

Return on Average Common Shareholder’s Equity:
Net income	$551	$568	$281	$2,007	$1,379
Dividends on preferred stock	(9)	(9)	(25)	(27)	(62)

Net income available to common shareholders	$542	$559	$256	$1,980	$1,317
Average common shareholder’s equity	$20,131	$19,975	$16,973	$19,828	$16,605

Return on average common shareholder’s equity	10.77%	11.19%	6.03%	13.31%	10.58%

Return on Average Assets:
Net income	$551	$568	$281	$2,007	$1,379
Average assets:
Owned basis	$172,746	$167,505	$141,765	$167,647	$136,185
Serviced with limited recourse	1,493	2,620	7,779	2,539	10,288

Managed basis	$174,239	$170,125	$149,544	$170,186	$146,473
Return on average owned assets	1.28%	1.36%	.79%	1.60%	1.35%
Return on average managed assets	1.26	1.34	.75	1.57	1.26

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,582	$1,496	$1,419	$4,610	$4,250

Net interest income and other revenues less policyholders’ benefits:
Owned basis	$3,844	$3,641	$3,201	$11,282	$9,557
Serviced with limited recourse	—	(29)	(23)	(21)	59

Managed basis	$3,844	$3,612	$3,178	$11,261	$9,616

Owned basis efficiency ratio	41.16%	41.09%	44.33%	40.86%	44.47%
Managed basis efficiency ratio	41.16	41.42	44.65	40.94	44.20

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,639	$2,616	$2,340	$7,822	$6,844
Other revenues, excluding securitization related revenue as well as the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,285	1,183	1,230	3,825	3,624
Less: Net charge-offs	(1,168)	(1,121)	(1,052)	(3,279)	(3,198)

Risk adjusted revenue	$2,756	$2,678	$2,518	$8,368	$7,270

Average interest-earning assets	$160,215	$155,641	$134,817	$155,542	$130,136

Managed basis risk adjusted revenue	6.88%	6.88%	7.47%	7.17%	7.45%

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Credit Quality/Credit Loss Reserves

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs,
	Two-Months-		Two-Months-	Net of Recoveries
	and-Over	Consumer	and-Over	Net	Average	Net
	Contractual	Receivables	Contractual	Charge-	Consumer	Charge-
	Delinquency	Outstanding	Delinquency(1)	offs	Receivables	offs(1)

	(dollars are in millions)

September 30, 2006
Owned:
First mortgage	$1	$16	8.13%	$—	$17	—%
Real estate secured	2,840	95,241	2.98	232	94,864	.98
Auto finance	310	12,182	2.54	110	11,960	3.69
MasterCard/Visa	1,170	25,856	4.53	354	25,637	5.52
Private label	136	2,431	5.61	35	2,499	5.65
Personal non-credit card	2,038	21,034	9.69	407	20,936	7.77

Total	$6,495	$156,760	4.14%	$1,138	$155,913	2.92%

Serviced with Limited Recourse:
Auto finance	$28	$479	5.85%	$15	$583	10.29%
MasterCard/Visa	11	500	2.20	5	533	3.75
Personal non-credit card	39	295	13.22	10	377	10.61

Total	$78	$1,274	6.12%	$30	$1,493	8.04%

Managed:
First mortgage	$1	$16	8.13%	$—	$17	—%
Real estate secured	2,840	95,241	2.98	232	94,864	.98
Auto finance	338	12,661	2.67	125	12,543	4.00
MasterCard/Visa	1,181	26,356	4.48	359	26,170	5.49
Private label	136	2,431	5.61	35	2,499	5.65
Personal non-credit card	2,077	21,329	9.74	417	21,313	7.82

Total	$6,573	$158,034	4.16%	$1,168	$157,406	2.97%

June 30, 2006
Owned
First mortgage	$1	$18	6.76%	$—	$19	.96%
Real estate secured	2,368	93,893	2.52	222	91,347	.97
Auto finance	264	11,723	2.25	69	11,419	2.43
MasterCard/Visa	1,037	24,959	4.16	351	24,224	5.80
Private label	137	2,522	5.42	33	2,510	5.29
Personal non-credit card	1,845	20,664	8.93	404	20,414	7.92

Total	$5,652	$153,779	3.68%	$1,079	$149,933	2.88%

Serviced with Limited Recourse:
Auto finance	$37	$693	5.34%	$14	$803	6.97%
MasterCard/Visa	17	750	2.27	13	1,252	4.15
Personal non-credit card	56	468	11.97	14	565	9.91

Total	$110	$1,911	5.76%	$41	$2,620	6.26%

Managed:
First mortgage	$1	$18	6.76%	$—	$19	.96%
Real estate secured	2,368	93,893	2.52	222	91,347	.97
Auto finance	301	12,416	2.43	83	12,222	2.73
MasterCard/Visa	1,054	25,709	4.10	364	25,476	5.73
Private label	137	2,522	5.42	33	2,510	5.29
Personal non-credit card	1,901	21,132	9.00	418	20,979	7.97

Total	$5,762	$155,690	3.70%	$1,120	$152,553	2.94%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Credit Quality/Credit Loss Reserves (Continued)

	Two-Months-and-Over
	Contractual Delinquency			Quarter-to-Date Charge-offs,
	Two-Months		Two-Months-	Net of Recoveries
	and-Over	Consumer	and-Over	Net	Average	Net
	Contractual	Receivables	Contractual	Charge-	Consumer	Charge-
	Delinquency	Outstanding	Delinquency(1)	offs	Receivables	offs(1)

	(dollars are in millions)
September 30, 2005
Owned:
First mortgage	$1	$22	6.04%	$—	$23	—%
Real estate secured	1,961	78,130	2.51	140	74,369	.75
Auto finance	212	10,137	2.09	78	9,585	3.25
MasterCard/Visa	846	18,974	4.46	288	18,442	6.24
Private label	145	2,777	5.22	38	2,840	5.35
Personal non-credit card	1,696	18,484	9.18	358	17,904	8.01

Total	$4,861	$128,524	3.78%	$902	$123,163	2.93%

Serviced with Limited Recourse:
Auto finance	$98	$1,474	6.65%	$46	$1,645	11.19%
MasterCard/Visa	87	3,615	2.41	56	4,094	5.47
Personal non-credit card	191	1,670	11.44	48	2,040	9.41

Total	$376	$6,759	5.56%	$150	$7,779	7.71%

Managed:
First mortgage	$1	$22	6.04%	$—	$23	—%
Real estate secured	1,961	78,130	2.51	140	74,369	.75
Auto finance	310	11,611	2.67	124	11,230	4.41
MasterCard/Visa	933	22,589	4.13	344	22,536	6.11
Private label	145	2,777	5.22	38	2,840	5.35
Personal non-credit card	1,887	20,154	9.36	406	19,944	8.15

Total	$5,237	$135,283	3.87%	$1,052	$130,942	3.21%

(1) Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Credit Quality/Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)

Real Estate Charge-offs and REO Expense:
Three months ended September 30, 2006
Real estate charge-offs and REO expense	$263	$—	$263
Average real estate secured receivables	94,864	—	94,864

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.11%	—	1.11%

Three months ended June 30, 2006
Real estate charge-offs and REO expense	$238	$—	$238
Average real estate secured receivables	91,347	—	91,347

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.04%	—	1.04%

Three months ended September 30, 2005
Real estate charge-offs and REO expense	$163	$—	$163
Average real estate secured receivables	74,369	—	74,369

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	.88%	—	.88%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Credit Quality/Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)

Credit Loss Reserves:
Three months ended September 30, 2006
Reserves for receivables at beginning of quarter	$4,649	$91	$4,740
Provision for credit losses	1,384	—	1,384
Charge-offs, net of recoveries	(1,138)	(30)	(1,168)
Other, net	(10)	—	(10)

Reserves for receivables at end of quarter	$4,885	$61	$4,946
Receivables	$156,929	$1,274	$158,203
Credit loss reserves as a percent of receivables	3.11%	4.79%	3.13%

Three months ended June 30, 2006
Reserves for receivables at beginning of quarter	$4,468	$161	$4,629
Provision for credit losses	1,248	(29)	1,219
Charge-offs, net of recoveries	(1,080)	(41)	(1,121)
Other, net	13	—	13

Reserves for receivables at end of quarter	$4,649	$91	$4,740
Receivables	$153,959	$1,911	$155,870
Credit loss reserves as a percent of receivables	3.02%	4.76%	3.04%

Three months ended September 30, 2005
Reserves for receivables at beginning of quarter	$3,756	$525	$4,281
Provision for credit losses	1,361	(23)	1,338
Charge-offs, net of recoveries	(902)	(150)	(1,052)
Other, net	5	(1)	4

Reserves for receivables at end of quarter	$4,220	$351	$4,571
Receivables	$128,722	$6,759	$135,481
Credit loss reserves as a percent of receivables	3.28%	5.19%	3.37%

Nonperforming Assets:
September 30, 2006
Nonaccrual receivables	$4,124	$59	$4,183
Accruing receivables 90 or more days delinquent	835	7	842
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	4,960	66	5,026
Real estate owned	740	—	740

Total nonperforming assets	$5,700	$66	$5,766
Credit loss reserves as a percent of nonperforming receivables	98.5%	—	98.4%

June 30, 2006
Nonaccrual receivables	$3,595	$80	$3,675
Accruing receivables 90 or more days delinquent	758	12	770
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	4,354	92	4,446
Real estate owned	620	—	620

Total nonperforming assets	$4,974	$92	$5,066
Credit loss reserves as a percent of nonperforming receivables	106.8%	—	106.6%

September 30, 2005
Nonaccrual receivables	$3,273	$268	$3,541
Accruing receivables 90 or more days delinquent	563	41	604
Renegotiated commercial loans	—	—	—

Total nonperforming receivables	3,836	309	4,145
Real estate owned	462	—	462

Total nonperforming assets	$4,298	$309	$4,607
Credit loss reserves as a percent of nonperforming receivables	110.0%	—	110.3%